UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 27, 2007

Renaissance Home Equity Loan Trust 2007-3
 (Exact name of issuing entity as specified in its charter)

Renaissance Mortgage Acceptance Corp.
 (Exact name of depositor as specified in its charter)

Delta Funding Corporation
 (Exact name of sponsor as specified in its charter)

Delaware	333- 131637-06	52-2356399
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1000 Woodbury Road Woodbury, New York		11797
(Address of Principal Executive Offices)		(Zip Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 – Other Events

Item 8.01.  Other Events

Description of the Certificates and the Mortgage Pools

On August 30, 2007, a single series of Certificates, entitled Renaissance Home Equity Loan Trust 2007-3, Home Equity Loan Asset-Backed Certificates, Series 2007-3, was issued pursuant to a Pooling and Servicing Agreement, dated as of August 1, 2007 (the “Agreement”), among Delta Funding Corporation, as seller, Renaissance Mortgage Acceptance Corp. as depositor, Ocwen Loan Servicing, LLC, as servicer, Wells Fargo Bank, N.A., as master servicer and securities administrator and HSBC Bank USA, National Association, as trustee.  Seventeen classes of Certificates, designated as the “Class AV-1 Certificates,” the “Class AV-2 Certificates”, the “Class AV-3 Certificates”, the “Class AF-1 Certificates”, the “Class AF-2 Certificates”, the “Class AF-3 Certificates”, the “Class AF-4 Certificates”, the “Class AF-5 Certificates”, the “Class AF-6 Certificates”, the “Class M-1 Certificates,” the “Class M-2 Certificates,” the “Class M-3 Certificates,” the “Class M-4 Certificates,” the “Class M-5 Certificates,” the “Class M-6 Certificates,” “Class M-7 Certificates,” the “Class M-8 Certificates” and the “Class M-9 Certificates” (collectively, the “Certificates”) were issued.  The Certificates are secured by a pool (the “Mortgage Pool”) of fixed- and adjustable-rate, first and second lien, sub-prime residential and mixed-use mortgage loans (the “Mortgage Loans”).  The Mortgage Pool consists of Mortgage Loans having an aggregate principal balance of $899,999,254 as of  the later of (x) close of business on August 1, 2007 and (y) date of origination of such Mortgage Loan (the “Cut-off Date”).  The Mortgage Loans were purchased pursuant to the Agreement, attached hereto as Exhibit 4.1.  The “Class AV-1 Certificates,” the “Class AV-2 Certificates”, the “Class AV-3 Certificates”, the “Class AF-1 Certificates”, the “Class AF-2 Certificates”, the “Class AF-3 Certificates”, the “Class AF-4 Certificates”, the “Class AF-5 Certificates”, the “Class AF-6 Certificates”, the “Class M-1 Certificates,” the “Class M-2 Certificates,” the “Class M-3 Certificates,” the “Class M-4 Certificates,” the “Class M-5 Certificates,” the “Class M-6 Certificates,” “Class M-7 Certificates,” the “Class M-8 Certificates” and the “Class M-9 Certificates” (collectively, the “Offered Certificates”) were sold by the Depositor to J.P. Morgan Securities Inc., Greenwich Capital Markets, Inc., Citigroup Global Markets Inc., Deutsche Bank Securities Inc. and Banc of America Securities LLC (collectively, the “Underwriters”), pursuant to an Underwriting Agreement, dated August 31, 2007, among the Depositor and the Underwriters. The net proceeds from the sale of these Certificates were applied by the Depositor toward the purchase of the Mortgage Loans constituting the pool assets.

The Offered Certificates and the Mortgage Loans are more particularly described in the Prospectus Supplement, dated August 31, 2007, and the Prospectus, dated August 27, 2007 as previously filed with the Securities and Exchange Commission pursuant to Rule 424(b).   Capitalized terms used but not otherwise defined herein shall have the meanings assigned to them in the Prospectus Supplement.

Class	Initial Note Principal Balance	Pass-Through Rate
Class AV-1	$ 18,892,000.00	Adjustable
Class AV-2	$ 6,393,000.00	Adjustable
Class AV-3	$ 9,715,000.00	Adjustable
Class AF-1	$ 302,822,000.00	Adjustable
Class AF-2	$ 36,975,000.00	6.998% per annum
Class AF-3	$ 168,540,000.00	7.238% per annum
Class AF-4	$ 20,161,000.00	7.460% per annum
Class AF-5	$ 66,537,000.00	7.750% per annum
Class AF-6	$ 66,115,000.00	7.357% per annum
Class M-1	$ 23,400,000.00	7.750% per annum
Class M-2	$ 7,200,000.00	7.750% per annum
Class M-3	$ 50,400,000.00	7.750% per annum
Class M-4	$ 12,150,000.00	7.000% per annum
Class M-5	$ 15,750,000.00	7.000% per annum
Class M-6	$ 11,250,000.00	7.000% per annum
Class M-7	$ 9,450,000.00	7.000% per annum
Class M-8	$ 9,900,000.00	7.000% per annum
Class M-9	$ 10,800,000.00	7.000% per annum

Section 9 – Financial Statements and Exhibits

Item 9.01.  Financial Statements, Pro Forma Financial Information and Exhibits.

(a)	Not applicable
(b)	Not applicable
(c)	Exhibits:

Exhibit No. 1.1
Description

Underwriting Agreement, dated August 31, 2007, among Renaissance Mortgage Acceptance Corp., J.P. Morgan Securities Inc., Greenwich Capital Markets, Inc., Citigroup Global Markets Inc., Deutsche Bank Securities Inc. and Banc of America Securities LLC, relating to the Series 2007-3 Certificates.

4.1
Pooling and Servicing Agreement, dated as of August 1, among Delta Funding Corporation, Renaissance Mortgage Acceptance Corp., Ocwen Loan Servicing, LLC, Wells Fargo Bank, N.A. and HSBC Bank USA, National Association, relating to the Series 2007-3 Certificates.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: October 2, 2007

RENAISSANCE MORTGAGE ACCEPTANCE CORP.

By:	/s/ Morris Kutcher
Name:	Morris Kutcher
Title:	Vice President

Index to Exhibits

Exhibit No.	Description
1.1
Underwriting Agreement, dated August 31, 2007, among Renaissance Mortgage Acceptance Corp., J.P. Morgan Securities Inc., Greenwich Capital Markets, Inc., Citigroup Global Markets Inc., Deutsche Bank Securities Inc. and Banc of America Securities LLC, relating to the Series 2007-3 Certificates.

4.1
Pooling and Servicing Agreement, dated as of August 1, among Delta Funding Corporation, Renaissance Mortgage Acceptance Corp., Ocwen Loan Servicing, LLC, Wells Fargo Bank, N.A. and HSBC Bank USA, National Association, relating to the Series 2007-3 Certificates.